(15) Related-party Transactions: Schedule of Related Party Transactions (Tables)	3 Months Ended
Dec. 31, 2013
Tables/Schedules
Schedule of Related Party Transactions

	December 31,	September 30,
	2013	2013

Loan from a significant shareholder with an interest rate of 10% per annum. Principal and interest due at maturity on June 30, 2014.	$ 1,200,000	$ -

Promissory note with a significant shareholder with an interest rate of 8% per annum. Principal and interest due at maturity on November 19, 2014.	1,500,000	-

Convertible debenture of $16,700,000 from a significant shareholder with an interest rate of 8% per annum. On September 30, 2013, $16,640,000 plus accrued interest of $936,627 was converted into 3,905,917 shares of common stock and in October 2013, the Company paid $60,000 in cash to pay off the debenture.	-	60,000

Total related-party debt obligations	2,700,000	60,000
Less current portion	(2,700,000)	(60,000)
Long-term debt, net of current portion	$ -	$ -